Exhibit 99.3
NOTICE OF REDEMPTION AND RIGHT TO CONVERT
issued to
HOLDERS OF SERIES A PREFERRED CONVERTIBLE STOCK
for the
REDEMPTION OF THE SERIES A PREFERRED CONVERTIBLE STOCK
of
PARK CITY GROUP, INC.

Notice is hereby given that Park City Group, Inc. (the “Company”) has called for redemption and will redeem on Monday, April 15, 2013 (the “Redemption Date”) all outstanding shares of its Series A Convertible Preferred Stock (“Series A Preferred”) at a redemption price of $10.00 per share, plus all accrued but unpaid dividends since December 31, 2012 (the “Redemption Price”), payable in cash, without interest, in accordance with Section 6 of the Certificate of Designation of the Relative Rights, Powers and Preference of the Series A Convertible Preferred Stock (the “Certificate of Designations”). A summary of the redemption procedures relating to the Series A Preferred is set forth below. You should refer to the Certificate of Designations for a complete description of your rights. Terms not defined in this Notice have the meanings assigned to them in the Certificate of Designations.

Payment of the Redemption Price will be made upon presentation and surrender of the certificate(s) representing the Series A Preferred (the “Shares”), together with a Letter of Transmittal attached to this Notice, to Interwest Transfer Company, at the address and in accordance with the requirements set forth in the Letter of Transmittal.

Under the Certificate of Designations, in lieu of receiving the Redemption Price, each holder of the Series A Preferred may elect to convert any whole Shares into the number of shares of common stock, $0.01 par value (“Common Stock”), determined by dividing the Series A Original Issue Price, defined in the Certificate of Designation as $10.00 per Share, by $3.00 (“Conversion Right”) (the “Conversion Shares”). Holders of Series A Preferred may exercise their Conversion Right until 5:00 p.m., Mountain Standard Time, on Monday, April 15, 2013 (the “Conversion Expiration Date”). The right to exercise the Conversion Right will expire at 5:00 p.m., Mountain Standard Time, on the Conversion Expiration Date, unless the Company fails to pay the Redemption Price when due, in which case the right of holders of Series A Preferred will not be affected until such date that such default is cured and the Series A Preferred is redeemed, after which date the Series A Preferred shall terminate.

            Holders of the Series A Preferred who want to exercise their Conversion Right must satisfy the requirements in Section 4 of the Certificate of Designations. To convert the Shares, a holder must provide a written notice, duly signed, that the holder elects to convert the Shares represented by the certificate(s) into shares of Common Stock, in the form attached to this Notice (a “Conversion Notice”), to Interwest Transfer Company, at the following address, prior to 5:00 p.m., Mountain Standard Time, on the Conversion Expiration Date:

Interwest Transfer Company
Attn: Tender Department
1981 Murray Holladay Road, Suite 100
Salt Lake City, Utah 84117

       Upon receipt of a duly executed Conversion Notice by Interwest Transfer Company, the Series A Preferred held by the holder exercising the Conversion Right will be cancelled on the books and records of the Company maintained by Interwest Transfer Company, and such holder shall be issued the Conversion Shares represented by the Series A Preferred so converted.

Unless the Company defaults in making redemption payments on and after the Redemption Date, all rights of the holders of the Series A Preferred will cease and terminate, excepting only the right to receive the Redemption Price without further notice.

Holders of the Series A Preferred who desire to redeem their Shares or who do not exercise their Conversion Right prior to 5:00 p.m., Mountain Standard Time, on the Conversion Expiration Date must surrender such Shares to the Company in order to collect the Redemption Price.

If any Shares are not surrendered for conversion or redemption, such Shares will be deemed as redeemed, and the Redemption Price shall be due and payable on the Redemption Date, subject to presentation and surrender of the certificate(s) representing such Shares to the Company. No interest will be payable on any outstanding balance of the Redemption Price.

All inquiries with respect to the surrender of Shares or exercise of the Conversion Right should be made directly to: Edward L. Clissold, Chief Financial Officer and General Counsel of the Company, at 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111, or at (435) 645-2000.

***
Failure to surrender the Shares for conversion before 5:00 p.m., Mountain Standard Time, on the Conversion Expiration Date will result in the redemption of such Shares.  The Shares, however, must be surrendered to the Company to collect the Redemption Price.

PARK CITY GROUP, INC.
By:	/s/ Edward L. Clissold
Edward L. Clissold
Chief Financial Officer and General Counsel

March 15, 2013

PLEASE NOTE: IF CONVERTING TO COMMON STOCK PLEASE COMPLETE AND RETURN THE ATTACHED NOTICE OF CONVERSION

NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Series A Convertible Preferred Stock)

The undersigned hereby irrevocably elects to convert  _________ shares of Series A Convertible Preferred Stock (“Series A Preferred”) (the “Conversion”), represented by Stock Certificate No(s). _____________ (the “Preferred Stock Certificates”), into shares of common stock (“Common Stock”) of Park City Group, Inc. (the “Corporation”) according to the conditions of the Certificate of Designation of the Relative Rights, Powers and Preference of the Series A Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below.  Under the Certificate of Designation, each share of Series A Preferred is convertible into 3.333 shares of Common Stock (the “Conversion Shares”).

If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any.

Except as may be provided below, the Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is _________________________________ ) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).

In the event of partial exercise, please reissue a new stock certificate for the number of shares of Series A Convertible Preferred Stock, which shall not have been converted.

The undersigned acknowledges and agrees that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series A Convertible Preferred Stock have been or will be made only pursuant to an effective registration of the transfer of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

                                    In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

Date of Conversion:	_______________________________

No. of Conversion Shares:	_______________________________

Signature:
___________________________
Name:
_______________________________
Address:
___________________________

LETTER OF TRANSMITTAL

REDEMPTION

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

PARK CITY GROUP, INC.

DESCRIPTION OF SERIES A CONVERTIBLE PREFERRED STOCK (PLEASE COMPLETE)

Name and Address of Registered Holder (Please fill in, if blank, EXACTLY as the names appear on Certificate(s))	Certificate Number	Number of Shares of Series A Convertible Preferred Stock

Total Series A Preferred Shares:

This Letter of Transmittal should be promptly (i) completed and signed in the two spaces provided below (on the Shareholder Signature Block and on the Substitute W-9 included in this Letter of Transmittal) and (ii) mailed or delivered, with your certificate(s) (“Certificate(s)”) formerly representing shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred”), of Park City Group, Inc. (the “Company”) (the “Old Share(s)”) to Interwest Transfer Company, as exchange agent (“Exchange Agent”).

The Exchange Agent:

lnterwest Transfer Company

By Mail or Overnight Courier:

Interwest Transfer Company
Attn: Tender Department

1981 Murray Holladay Road, Suite 100

Salt Lake City, UT 84117

For Inquiries:

Telephone No.: (801) 272-9294, ext. 24
Monday – Friday
8:00 a.m. - 5:00 p.m. (Mountain Time)

PURSUANT TO SECTION 6 OF THE CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS, POWERS AND PREFERENCE OF THE SERIES A CONVERTIBLE PREFERRED STOCK (THE “CERTIFICATE OF DESIGNATION”), THE COMPANY IS REDEEMING ALL OUTSTANDING SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK (“SERIES A PREFERRED”) ON APRIL 15, 2013 (THE “REDEMPTION DATE”) (THE “REDEMPTION”) FOR $10.00 PER SHARE, PLUS ALL ACCRUED BUT UNPAID DIVIDENDS SINCE DECEMBER 31, 2012 (THE “REDEMPTION PRICE”).  AS A RESULT OF THE REDEMPTION, HOLDERS OF SERIES A PREFERRED SHALL HAVE NO RIGHTS OF A SHAREHOLDER OF THE COMPANY, UNLESS YOU ELECT TO CONVERT YOUR SERIES A PREFERRED TO SHARES OF COMMON STOCK PRIOR TO THE REDEMPTION DATE. FOR A FURTHER DESCRIPTION OF THE REDEMPTION AND YOUR CONVERSION RIGHT, REVIEW THE CERTIFICATE OF DESIGNATION PREVIOUSLY PROVIDED TO YOU.

DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

You are receiving this Letter of Transmittal because Park City Group, Inc. (the “Company”) has called for redemption of all outstanding shares of it Series A Convertible Preferred Stock (the “Series A Preferred”), pursuant to Section 6 of the Certificate of Designation (the “Redemption”). On April 15, 2013 (the “Redemption Date”), each holder of Series A Preferred must surrender each certificate(s) (the “Certificate(s)”) representing shares of Series A Preferred for cash equal to $10.00 per share, plus all accrued but unpaid dividends since December 31, 2012 (the “Redemption Price”).

The undersigned, the registered holder(s) of the Certificates(s) referred to above (the “Shares”), hereby surrender(s) to you as Exchange Agent the Certificate(s) in exchange for the Redemption Price. The undersigned hereby irrevocably appoint the Exchange Agent, as agent of the undersigned, to affect the Redemption.  The name and address of the registered owner(s) of the Shares are printed in the first column of the applicable table set forth above as they appear on the Certificate(s). The undersigned represent(s) and warrant(s) that the undersigned has good title to the Shares represented by the Certificate(s), and full power and authority to sell, assign, transfer and surrender such Shares, free and clear of all liens, claims and encumbrances.  The undersigned will, upon request, execute and deliver any additional documents deemed appropriate or necessary in connection with the Redemption of such Shares. All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.  The undersigned understands that surrender is not made in acceptable form until the receipt by the Exchange Agent of this Letter of Transmittal, duly completed and signed, together with any accompanying documents required by Instruction 1, in a form satisfactory to the Exchange Agent, and the Certificate(s) representing Shares relating thereto. The Exchange Agent will determine all questions as to validity, form and eligibility of any surrender of Certificate(s), and its reasonable determination shall be final and binding. The undersigned understands that delivery of a check representing the Redemption Price will be made as promptly as practicable after the surrender of Certificate(s) is made and this Letter of Transmittal and any other necessary documents are completed in acceptable form.  The undersigned understands that the amount of any check representing the Redemption Price will be reduced by any applicable withholding taxes. No interest shall accrue on any cash payments to be delivered hereunder. The undersigned request(s) that the Exchange Agent issue and deliver a check(s) representing the Redemption Price in exchange for the Certificate(s) surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified below unless otherwise indicated under Special Issuance Instructions, Special Delivery Instructions, and, in such case, as indicated by the undersigned in the box(es) below.

NOTE: DO NOT SIGN CERTIFICATE(S) UNLESS YOU ARE COMPLETING SPECIAL ISSUANCE OR DELIVERY INSTRUCTIONS BELOW.

If any of the Certificate(s) evidencing Shares that you own have been lost or destroyed, check this box and see Instruction 7.  [ ]

Please fill out the remainder of this Letter of Transmittal and indicate here the number of Shares evidenced by the lost or destroyed Certificate(s): ________________ Shares of Series A Preferred

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4 and 5)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5)

To be completed ONLY if the check representing the Redemption Price is to be issued to someone other than the person submitting this Letter of Transmittal.

Name:
(Please Print Complete Name)

Complete Address:

(including zip code)

(Taxpayer Identification or Social Security Number)

To be completed ONLY if the check representing the Redemption Price is to be issued in the name of the person submitting this Letter of Transmittal, but is to be sent to another person or to an address other than the address shown above.

The Redemption Price to be sent for the benefit of the undersigned to:

Name:
(Please Print Complete Name)

Complete Address:

(including zip code)

IMPORTANT

SHAREHOLDERS MUST SIGN HERE

Signature(s) of Owner(s):           ___________________________________________

                    ___________________________________________

                    ___________________________________________

Dated:            ___________________________________________

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on the Certificates(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.

Name(s) (please print)    ___________________________________________

Capacity                                   ___________________________________________

Address (including Zip Code)       ___________________________________________

                ___________________________________________

                ___________________________________________

                ___________________________________________

Tax ID or Social Security No.          ___________________________________________

GUARANTEE OF SIGNATURES (See Instructions 3, 4 and 5)

Authorized Signature    ___________________________________________

Name of Firm:                          ___________________________________________

Dated:                                       _____________

TO BE COMPLETED BY ALL SHAREHOLDERS

SEE ACCOMPANYING TAX INFORMATION AND INSTRUCTIONS

NAME OF SHAREHOLDER: ________________

FOR UNITED STATES SHAREHOLDERS- FOREIGN SHAREHOLDERS MAY USE FORM W-8BEN

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service
Part I -Taxpayer Identification Number

For all accounts, enter taxpayer identification number in the box at right. (For most individuals, this is your social security number.  If you do not have a number, see "Obtaining a Number" in the enclosed Guidelines.) Certify by signing and dating below.  Note:  If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.
Social Security Number or Employer Identification Number (If awaiting TIN, write –“Applied for”)
Payer's Request for Taxpayer Identification Number (TIN)	Part II -For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

Certification -Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a
                  Number to be issued to me),

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue
                 Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has  notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. Person (including a U.S. resident alien).

Instructions -You must cross out item (2) if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE: __________________________________________ DATE: _____________________

NOTE:  FAILURE TO  COMPLETE  AND  RETURN  THIS  SUBSTITUTE  FORM  W-9  MAY  RESULT  IN  BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

INSTRUCTIONS

1. Execution  and Delivery.

You must properly complete, date, sign and return the enclosed Letter of Transmittal, together with all of your existing Certificate(s) to Interwest Transfer Company. Interwest Transfer Company is the exchange agent for the Redemption of the Series A Preferred. Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery and the Exchange Agent will not be responsible therefore.

As the owner of the Shares, the method you choose for delivery of all documents is at your option and risk, but if you send by mail, we recommend that you use registered mail, return receipt requested, and that you properly INSURE all Certificates.

After Interwest Transfer Company receives your Certificate(s) and your properly completed Letter of Transmittal, we will issue and mail to you a check representing the Redemption Price, provided you have delivered the required Certificate(s) representing your ownership in accordance with the terms and conditions of this Letter of Transmittal.

2. Insufficient Space.

If there is insufficient space on the Letter of Transmittal to list the Certificate(s) you are submitting or the names of all record holders, please attach a separate list.

3. Signatures

The signature (or signatures, in the case of Certificate(s) owned by two or more joint holders) on the Letter of Transmittal should correspond exactly with the name(s) as written on the face of the Certificate(s), unless the Shares described, or the Letter of Transmittal has been assigned by the registered holder(s), in which event the Letter of Transmittal would be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the Certificate(s).

ALL SIGNATURE(S) ON LETTERS OF TRANSMITTAL WHERE THE REDEMPTION PRICE IS TO BE ISSUED IN A NAME DIFFERENT THAN THE CURRENT REGISTRATION MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (COMMERCIAL BANK OR TRUST COMPANY, BROKER, ETC.) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. (Your local banker will know what to do and it should only take a few minutes).

If the Letter of Transmittal is signed by a person other than the registered holder of the Certificate(s), the Certificate(s) must be endorsed or accompanied by appropriate stock assignment forms (also known as “stock powers”) in either case signed by the registered holder(s) in the name(s) that appear(s) on the face of the Certificate(s) and must be guaranteed by an eligible guarantor institution (commercial bank or trust company, broker, etc.) with membership in an approved signature guarantee medallion program.

If the Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or by any others acting in a representative or fiduciary capacity, the person signing, unless he is the registered holder, must give such person’s full title in such capacity, and the appropriate evidence of authority to act in such capacity must be forwarded to the Exchange Agent with this Letter of Transmittal. Again, if the Redemption Price is to be issued in a name different than the current registration, the signature must be guaranteed by an eligible guarantor institution (commercial bank or trust company, broker, etc.) with membership in an approved signature guarantee medallion program.

4. Redemption Price to Be Issued In a Different Name than the Current Registration.

Certificate(s) submitted herewith must be endorsed on the reverse side (leaving assignee blank) or accompanied by appropriate signed blank stock power(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on the Letter of Transmittal must be guaranteed by an eligible guarantor institution (commercial bank or trust company, broker, etc.) with membership in an approved signature guarantee medallion program.

5. Special Issuance and Delivery Instructions.

If you are requesting the check representing the Redemption Price (1) be issued in the name of a person other than the signor(s) of the Letter of Transmittal or (2) be sent to an address other than that shown under “Name and Address of Registered Holder(s)” on the Letter of Transmittal, then the “SPECIAL ISSUANCE INSTRUCTIONS” and/or the “SPECIAL DELIVERY INSTRUCTIONS” part of the Letter of Transmittal should also be completed (indicating the names(s) exactly as it, or they, are requested to appear on the check representing the Redemption Price) and the shareholder's signature must be guaranteed as set forth in Instruction 3 above.

6. Nominees

If you are a record holder who is a nominee, you may submit one or more Letters of Transmittal indicating on the Letter(s) the aggregate number of shares of Shares you hold. However, Interwest Transfer Company may require, in its discretion, that you certify, to our satisfaction, that you hold such Shares as nominee for the beneficial owners of such Shares.

7. Lost Certificates.

If any of your Certificates representing Shares have been lost, stolen or destroyed, you should immediately contact Interwest Transfer Company. In any such case, Interwest Transfer Company will require that you submit an affidavit of loss, agreement to indemnify and/or an indemnity bond in connection with the issuance of the Redemption Price.

8. Questions and Requests for Information.

Questions and requests for information or assistance relating to the Letter of Transmittal or requests for additional copies of the Letter of Transmittal or of these instructions should be directed to Edward L. Clissold, Chief Financial Officer and General Counsel of the Company, at 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111, or at (435) 645-2000.

9. Resolution  of Disputes.

Any and all disputes with respect to Letters of Transmittal will be resolved by Interwest Transfer Company and its decision will be conclusive and binding on all concerned. Park City Group, Inc. or Interwest Transfer Company shall have the absolute right in its sole discretion to reject any and all Letters of Transmittal and surrenders of Certificates which are deemed by either of them to be not in proper form or to waive any immaterial irregularities in any Letter of Transmittal or in the surrender of any Certificate. Surrender of Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

10. Substitute Form W-9 or W-8BEN.

Each United States shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number on Substitute Form W-9 (part of the Letter of Transmittal) and to indicate that the shareholder is not subject to withholding, if applicable. Under federal income tax laws, payers must generally withhold 28% of taxable interest, dividend and certain other payments if you fail to furnish payers with the correct Taxpayer Identification Number.  If the account belongs to you as an individual, give your Social Security Number.

Non-U.S. citizens who are claiming tax treaty benefits or to claim status as a foreign person exempt from backup withholding should complete the Form W-8BEN.